Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Karen Tillman
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.650.607.0326
	ken.bond@oracle.com	karen.tillman@oracle.com

ORACLE REPORTS Q1 GAAP EPS OF 22 CENTS UP 8%, NON-GAAP EPS OF 30 CENTS UP 3%

Operating Margins Up Over 500 Basis Points

REDWOOD SHORES, Calif., September 16, 2009 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2010 Q1 GAAP earnings per share were $0.22 up 8% compared to last year. First quarter GAAP total revenues were down 5% to $5.1 billion, while quarterly GAAP net income was up 4% to $1.1 billion. GAAP new software license revenues were down 17% to $1.0 billion. GAAP software license updates and product support revenues were up 6% to $3.1 billion. GAAP operating income was up 14% to $1.7 billion and GAAP operating margin was up 590 basis points to 34%. GAAP operating cash flow on a trailing twelve-month basis was $8.8 billion, up 10%.

First quarter non-GAAP earnings per share were up 3% to $0.30. Non-GAAP total revenues were down 7% to $5.1 billion, while non-GAAP net income was flat at $1.5 billion, compared to the same quarter last year. Non-GAAP operating income was up 7% to $2.3 billion and non-GAAP operating margin was up 570 basis points to 46%.

Oracle’s results were impacted by the reduced value of foreign currencies when compared to US dollars, reducing Q1 GAAP earnings by $0.02 per share. Without this impact, Oracle’s Q1 GAAP and non-GAAP earnings per share would have been $0.24 and $0.32, respectively. GAAP and non-GAAP new software license revenues would have been down 14%, and our software license updates and product support revenues would have been up 11% on a GAAP basis and up 8% on a non-GAAP basis. GAAP and non-GAAP operating income would have been up 21% and 11%, respectively.

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on October 14, 2009, with a payment date of November 4, 2009. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

“Yesterday, Sun and Oracle announced Exadata Version 2, which is twice as fast as Exadata Version 1 for data warehousing, and the first and only database machine that runs online transaction processing – OLTP – applications,” said Oracle CEO Larry Ellison. “This new combination of Sun hardware and Oracle software is now the world’s fastest computer system for both OLTP and data warehousing.”

“By substantially improving operating margins we were able to increase Q1 earnings per share even though revenues decreased slightly,” said Safra Catz, Oracle’s President. “We grew non-GAAP operating margins by 570 basis points to 46 percent in our seasonally smallest quarter. Our operating model continues to drive earnings for our stockholders.”

“Software license updates and product support revenues grew 11%, to $3.1 billion, for the quarter when adjusted for the change in the US dollar since last year,” said Oracle Executive Vice President and CFO, Jeff Epstein. “This growth, coupled with our disciplined expense management, was key to our ability to generate a record $8.5 billion in free cash flow over the last twelve months.”

“We grew faster than SAP in every region around the world, including Europe, where our applications business grew 3 percent in constant currency versus negative 39 percent for SAP’s most recent quarter,” said Oracle President Charles Phillips. “Our applications team also executed especially well in North America, where our applications business grew 8 percent in constant currency versus negative 50 percent for SAP.”

Q1 Earnings Conference Call and Webcast

Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PDT) / 5:00 p.m. (EDT). You may listen to the call by dialing (866) 423-8620 or (719) 387-4093, Passcode: 745867. To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle is the world’s largest enterprise software company. For more information about Oracle, please visit our web site at oracle.com or call Investor Relations at (650) 506-4073.

# # #

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent global economic and financial crisis, could adversely affect our business, operating results or financial condition, including our revenue growth and profitability, through reductions in customer IT budgets and expenditures and through the general tightening of access to credit. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or services or new versions of existing or acquired products or services. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of September 16, 2009. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase		% Increase (Decrease)
	2009	% of Revenues		2008	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$1,028	20%		$1,237	23%		(17%	)	(14%	)
Software license updates and product support	3,117	62%		2,935	55%		6%		11%

Software Revenues	4,145	82%		4,172	78%		(1%	)	4%

Services	909	18%		1,159	22%		(22%	)	(18%	)

Total Revenues	5,054	100%		5,331	100%		(5%	)	(1%	)

OPERATING EXPENSES
Sales and marketing	960	19%		1,112	21%		(14%	)	(10%	)
Software license updates and product support	226	4%		282	5%		(20%	)	(16%	)
Cost of services	782	16%		1,026	19%		(24%	)	(19%	)
Research and development	660	13%		708	13%		(7%	)	(5%	)
General and administrative	201	4%		206	4%		(3%	)	1%
Amortization of intangible assets	431	9%		413	8%		4%		4%
Acquisition related and other	6	0%		49	1%		(88%	)	(87%	)
Restructuring	48	1%		14	0%		255%		284%

Total Operating Expenses	3,314	66%		3,810	71%		(13%	)	(9%	)

OPERATING INCOME	1,740	34%		1,521	29%		14%		21%
Interest expense	(179)	(3%	)	(159)	(3%	)	12%		12%
Non-operating income, net	1	0%		82	1%		(98%	)	(99%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,562	31%		1,444	27%		8%		15%

Provision for income taxes	438	9%		367	7%		19%		27%

NET INCOME	$1,124	22%		$1,077	20%		4%		11%

EARNINGS PER SHARE:
Basic	$0.22			$0.21
Diluted	$0.22			$0.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,009			5,152
Diluted	5,063			5,235

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar strengthened relative to most major international currencies in the three months ended August 31, 2009 compared with the corresponding prior year period, reducing revenues by 4 percentage points, operating expenses by 4 percentage points and operating income by 7 percentage points.

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2009 GAAP	Adj.	2009 Non-GAAP	2008 GAAP	Adj.	2008 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3)	$5,054	$9	$5,063	$5,331	$91	$5,422	(5%)	(7%)	(1%)	(2%)
TOTAL SOFTWARE REVENUES (3)	$4,145	$9	$4,154	$4,172	$91	$4,263	(1%)	(3%)	4%	2%
New software licenses	1,028	—	1,028	1,237	—	1,237	(17%)	(17%)	(14%)	(14%)
Software license updates and product support (3)	3,117	9	3,126	2,935	91	3,026	6%	3%	11%	8%
TOTAL OPERATING EXPENSES	$3,314	$(569)	$2,745	$3,810	$(562)	$3,248	(13%)	(15%)	(9%)	(12%)
Stock-based compensation (4)	84	(84)	—	86	(86)	—	(3%)	*	(3%)	*
Amortization of intangible assets (5)	431	(431)	—	413	(413)	—	4%	*	4%	*
Acquisition related and other	6	(6)	—	49	(49)	—	(88%)	*	(87%)	*
Restructuring	48	(48)	—	14	(14)	—	255%	*	284%	*

OPERATING INCOME	$1,740	$578	$2,318	$1,521	$653	$2,174	14%	7%	21%	11%

OPERATING MARGIN %	34%		46%	29%		40%	590 bp	568 bp	623 bp	558 bp

INCOME TAX EFFECTS (6)	$438	$162	$600	$367	$186	$553	19%	8%	27%	13%

NET INCOME	$1,124	$416	$1,540	$1,077	$467	$1,544	4%	0%	11%	4%

DILUTED EARNINGS PER SHARE	$0.22		$0.30	$0.21		$0.29	8%	3%	15%	8%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,063	—	5,063	5,235	—	5,235	(3%)	(3%)	(3%)	(3%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of August 31, 2009, approximately $15 million in estimated revenues related to assumed support contracts will not be recognized for fiscal 2010 due to business combination accounting rules.

(4)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2009			Three Months Ended August 31, 2008
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$16	$(16)	$—	$19	$(19)	$—
Software license updates and product support	4	(4)	—	3	(3)	—
Cost of services	3	(3)	—	3	(3)	—
Research and development	32	(32)	—	37	(37)	—
General and administrative	29	(29)	—	24	(24)	—

Subtotal	84	(84)	—	86	(86)	—

Acquisition related and other	—	—	—	5	(5)	—

Total stock-based compensation	$84	$(84)	$—	$91	$(91)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of August 31, 2009 is as follows:

Remainder of Fiscal 2010	$1,204
Fiscal 2011	1,388
Fiscal 2012	1,239
Fiscal 2013	1,090
Fiscal 2014	890
Fiscal 2015	703
Thereafter	372

Total	$6,886

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 28.0% and 25.4% in the first quarter of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 28.0% and 26.4% in the first quarter of fiscal 2010 and 2009, respectively. Our non-GAAP tax rate in the first quarter of fiscal 2009 excludes the effect of an adjustment to our non-current deferred tax liability associated with acquired intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2009	May 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$16,098	$8,995
Marketable securities	4,467	3,629
Trade receivables, net	2,584	4,430
Deferred tax assets	710	661
Prepaid expenses and other current assets	586	866

Total Current Assets	24,445	18,581
Non-Current Assets:
Property, net	1,924	1,922
Intangible assets, net	6,886	7,269
Goodwill	18,867	18,842
Other assets	876	802

Total Non-Current Assets	28,553	28,835

TOTAL ASSETS	$52,998	$47,416

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$1,001	$1,001
Accounts payable	260	271
Accrued compensation and related benefits	1,033	1,409
Deferred revenues	5,283	4,592
Other current liabilities	1,583	1,876

Total Current Liabilities	9,160	9,149
Non-Current Liabilities:
Notes payable and other non-current borrowings	13,723	9,237
Income taxes payable	2,485	2,423
Deferred tax liabilities	465	480
Other non-current liabilities	678	682

Total Non-Current Liabilities	17,351	12,822
Stockholders’ Equity	26,487	25,445

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$52,998	$47,416

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2009	2008

Cash Flows From Operating Activities:
Net income	$1,124	$1,077
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	61	64
Amortization of intangible assets	431	413
Deferred income taxes	(75)	(53)
Stock-based compensation	84	91
Tax benefits on the exercise of stock options	51	101
Excess tax benefits on the exercise of stock options	(30)	(65)
Other, net	40	19
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,870	1,812
Decrease in prepaid expenses and other assets	251	397
Decrease in accounts payable and other liabilities	(642)	(906)
Decrease in income taxes payable	(9)	(361)
Increase in deferred revenues	582	651

Net cash provided by operating activities	3,738	3,240

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(2,760)	(3,188)
Proceeds from maturities and sales of marketable securities and other investments	1,947	1,420
Acquisitions, net of cash acquired	(79)	(395)
Capital expenditures	(55)	(323)

Net cash used for investing activities	(947)	(2,486)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(244)	(500)
Proceeds from issuances of common stock	247	280
Payment of dividends to stockholders	(251)	—
Proceeds from borrowings, net of issuance costs	4,461	—
Repayments of borrowings	—	(4)
Excess tax benefits on the exercise of stock options	30	65
Distributions to noncontrolling interests	(34)	(30)

Net cash provided by (used for) financing activities	4,209	(189)

Effect of exchange rate changes on cash and cash equivalents	103	(274)

Net increase in cash and cash equivalents	7,103	291

Cash and cash equivalents at beginning of period	8,995	8,262

Cash and cash equivalents at end of period	$16,098	$8,553

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

FREE CASH FLOW — TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2009				Fiscal 2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$7,941	$8,089	$8,542	$8,255	$8,753

Capital Expenditures (2)	(479)	(486)	(539)	(529)	(261)

Free Cash Flow	$7,462	$7,603	$8,003	$7,726	$8,492

% Growth over prior year	20%	15%	14%	8%	14%

GAAP Net Income	$5,758	$5,750	$5,739	$5,593	$5,640
Free Cash Flow as a % of Net Income	130%	132%	139%	138%	151%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028				$1,028
Software license updates and product support	2,935	2,850	2,917	3,052	11,754	3,117				3,117

Software Revenues	4,172	4,476	4,433	5,796	18,877	4,145				4,145

Consulting	865	842	758	782	3,247	663				663
On Demand	195	189	191	204	779	180				180
Education	99	100	71	79	349	66				66

Services Revenues	1,159	1,131	1,020	1,065	4,375	909				909

Total Revenues	$5,331	$5,607	$5,453	$6,861	$23,252	$5,054				$5,054

AS REPORTED REVENUE GROWTH RATES
New software licenses	14%	(3%)	(6%)	(13%)	(5%)	(17%)				(17%)
Software license updates and product support	23%	14%	11%	8%	14%	6%				6%
Software Revenues	20%	8%	5%	(3%)	6%	(1%)				(1%)
Consulting	8%	(4%)	(10%)	(18%)	(7%)	(23%)				(23%)
On Demand	23%	13%	10%	5%	12%	(8%)				(8%)
Education	(2%)	(9%)	(23%)	(30%)	(16%)	(34%)				(34%)
Services Revenues	9%	(2%)	(8%)	(16%)	(5%)	(22%)				(22%)
Total Revenues	18%	6%	2%	(5%)	4%	(5%)				(5%)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%	5%	3%	(4%)	1%	(14%)				(14%)
Software license updates and product support	18%	20%	20%	18%	19%	11%				11%
Software Revenues	16%	14%	14%	6%	12%	4%				4%

Consulting	5%	4%	0%	(10%)	(1%)	(19%)				(19%)
On Demand	19%	19%	19%	15%	18%	(3%)				(3%)
Education	(6%)	(3%)	(16%)	(23%)	(12%)	(30%)				(30%)
Services Revenues	6%	5%	2%	(7%)	1%	(18%)				(18%)

Total Revenues	14%	12%	11%	4%	10%	(1%)				(1%)

GEOGRAPHIC REVENUES
REVENUES
Americas	$2,687	$2,904	$2,846	$3,463	$11,900	$2,671				$2,671
Europe, Middle East & Africa	1,830	1,881	1,824	2,413	7,948	1,642				1,642
Asia Pacific	814	822	783	985	3,404	741				741

Total Revenues	$5,331	$5,607	$5,453	$6,861	$23,252	$5,054				$5,054

HEADCOUNT
GEOGRAPHIC AREA
Americas	32,993	33,526	32,919	32,347		32,034				32,034
Europe, Middle East & Africa	17,096	17,184	17,348	17,129		16,839				16,839
Asia Pacific	35,099	35,947	36,321	36,086		35,766				35,766

Total Company	85,188	86,657	86,588	85,562		84,639				84,639

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$331	$469	$396	$805	$2,000	$317				$317
Software license updates and product support	1,043	1,015	1,003	1,044	4,105	1,052				1,052

Software Revenues	$1,374	$1,484	$1,399	$1,849	$6,105	$1,369				$1,369

AS REPORTED GROWTH RATES
New software licenses	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)				(4%)
Software license updates and product support	18%	9%	3%	0%	7%	1%				1%
Software Revenues	9%	0%	(2%)	(9%)	(2%)	0%				0%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%)	(9%)	(4%)	(11%)	(10%)	0%				0%
Software license updates and product support	13%	15%	11%	9%	12%	6%				6%
Software Revenues	5%	6%	7%	(1%)	4%	4%				4%

DATABASE & MIDDLEWARE REVENUES
New software licenses	$906	$1,157	$1,120	$1,939	$5,123	$711				$711
Software license updates and product support	1,892	1,835	1,914	2,008	7,649	2,065				2,065

Software Revenues	$2,798	$2,992	$3,034	$3,947	$12,772	$2,776				$2,776

AS REPORTED GROWTH RATES
New software licenses	27%	4%	(4%)	(10%)	0%	(22%)				(22%)
Software license updates and product support	26%	17%	16%	12%	18%	9%				9%
Software Revenues	27%	12%	8%	0%	10%	(1%)				(1%)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	23%	12%	6%	(1%)	7%	(19%)				(19%)
Software license updates and product support	22%	24%	25%	23%	23%	14%				14%
Software Revenues	22%	19%	17%	10%	16%	4%				4%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$354	$471	$449	$840	$2,114	$310				$310
Applications	182	280	224	416	1,102	185				185

New Software License Revenues	$536	$751	$673	$1,256	$3,216	$495				$495

AS REPORTED GROWTH RATES
Database & Middleware	18%	5%	(7%)	(9%)	(2%)	(12%)				(12%)
Applications	(9%)	(9%)	(11%)	(25%)	(16%)	2%				2%
New Software License Revenues	7%	0%	(9%)	(15%)	(7%)	(7%)				(7%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	17%	10%	(1%)	(6%)	2%	(11%)				(11%)
Applications	(10%)	(6%)	(8%)	(22%)	(14%)	6%				6%
New Software License Revenues	6%	3%	(4%)	(12%)	(4%)	(5%)				(5%)

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$326	$431	$446	$759	$1,962	$224				$224
Applications	94	126	125	282	627	90				90

New Software License Revenues	$420	$557	$571	$1,041	$2,589	$314				$314

AS REPORTED GROWTH RATES
Database & Middleware	28%	2%	0%	(14%)	(2%)	(31%)				(31%)
Applications	(23%)	(28%)	(12%)	(11%)	(17%)	(5%)				(5%)
New Software License Revenues	11%	(7%)	(3%)	(13%)	(6%)	(25%)				(25%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	20%	16%	15%	1%	10%	(26%)				(26%)
Applications	(26%)	(16%)	2%	5%	(6%)	3%				3%
New Software License Revenues	5%	7%	12%	2%	6%	(20%)				(20%)

ASIA PACIFIC

Database & Middleware	$226	$255	$225	$340	$1,047	$177				$177
Applications	55	63	47	107	271	42				42

New Software License Revenues	$281	$318	$272	$447	$1,318	$219				$219

AS REPORTED GROWTH RATES
Database & Middleware	45%	4%	(3%)	(1%)	7%	(22%)				(22%)
Applications	1%	(13%)	(18%)	(11%)	(11%)	(24%)				(24%)
New Software License Revenues	34%	0%	(6%)	(3%)	3%	(22%)				(22%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	38%	8%	1%	5%	11%	(22%)				(22%)
Applications	(1%)	(2%)	(2%)	(4%)	(3%)	(23%)				(23%)
New Software License Revenues	28%	5%	1%	3%	7%	(22%)				(22%)

TOTAL COMPANY

Database & Middleware	$906	$1,157	$1,120	$1,939	$5,123	$711				$711
Applications	331	469	396	805	2,000	317				317

New Software License Revenues	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028				$1,028

AS REPORTED GROWTH RATES
Database & Middleware	27%	4%	(4%)	(10%)	0%	(22%)				(22%)
Applications	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)				(4%)
New Software License Revenues	14%	(3%)	(6%)	(13%)	(5%)	(17%)				(17%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	23%	12%	6%	(1%)	7%	(19%)				(19%)
Applications	(14%)	(9%)	(4%)	(11%)	(10%)	0%				0%
New Software License Revenues	10%	5%	3%	(4%)	1%	(14%)				(14%)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2010 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses, and restructuring expenses: We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period or purchase price allocation period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses are not recurring with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.